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                                                                    Exhibit 10.2

                 REGULATION S SECURITIES SUBSCRIPTION AGREEMENT

                     MEHL/BIOPHILE INTERNATIONAL CORPORATION

         THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE BECAUSE THEY ARE BELIEVED TO BE EXEMPT FROM REGISTRATION UNDER REGULATION S PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THIS SUBSCRIPTION AGREEMENT SHALL NOT CONSTITUTE AN OFFER TO SELL NOR A SOLICITATION OF AN OFFER TO BUY THE SECURITIES IN ANY JURISDICTION IN WHICH SUCH OFFER OR SOLICITATION WOULD BE UNLAWFUL.

         This Regulation S Securities Subscription Agreement (the "Agreement") is executed by the undersigned (the "Subscriber") in connection with the offer and the subscription of the undersigned to purchase an aggregate of 1,100 shares (the "Securities") of Convertible Preferred Stock, Series F, par value $10 per share of MEHL/Biophile International Corporation, a Delaware corporation (the "Company"), Shares at a price of $1,100,000 . The terms and provisions of the Securities are set forth in the form of Certificate of Designation attached hereto as Exhibit A. This Agreement and the offer and sale of the Securities contemplated hereby are being made in reliance upon the provisions of Regulation S ("Regulation S ") under the Securities Act of 1933, as amended (the "Act"). The Subscriber, in order to induce the Company to enter into the transaction contemplated hereby and acknowledging that the Company will rely thereon represents, warrants and agrees as follows:

         1. Offer to Subscribe; Purchase Price. The Subscriber hereby offers to purchase and subscribes for the Securities for an aggregate price of $1,100,000. The closing of the transactions contemplated hereby (the "Closing") shall be deemed to occur when this Agreement has been executed by both Subscriber and Company. Payment shall be made at the Closing by delivering immediately available funds in United States dollars by wire transfer for simultaneous closing by delivery of securities versus payment. The Company agrees to deliver certificates representing the Securities subscribed for at the Closing. The date on which the Closing occurs is hereafter referred to as the Closing Date.

         2. Subscriber Representations; Access to Information; Independent Investigation


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                           (a) Offshore Transaction. Subscriber represents and
                  warrants to the Company that (i) Subscriber is not a "U.S. person" as that term is defined in Rule 902(o) of Regulation S; (ii) the Subscriber is not, and on the Closing Date will not be, an affiliate of the Company; (iii) at the execution of this Subscription Agreement, Subscriber was outside the United States and no offer to purchase the Securities was made in the United States; (iv) the Subscriber agrees that all offers and sales of the Securities prior to the expiration of a period commencing on the Closing and ending forty (40) days thereafter (the"Restricted Period") shall not be made to U.S. persons or for the account or benefit of U.S. persons and shall otherwise be made in compliance with the provisions of Regulation S; (v) Subscriber is not a distributor or dealer;
                  (vi) the transactions contemplated hereby (a) have not been and will not be pre-arranged by the Subscriber with a purchaser located in the United States or a purchaser which is a U.S. Person, and (b) are not and will not be part of a plan or scheme by the Subscriber to evade the registration provisions of the Act; (vii) the Subscriber shall take all reasonable steps to ensure its compliance with Regulation S and shall promptly send to each purchaser (x) who acts as a distributor, underwriter, dealer or other person participating pursuant to a contractual arrangement in the distribution of the Securities or receiving a selling concession, fee or other remuneration in respect of any of the Securities, or (y) who purchases prior to the expiration of the Restricted Period, a confirmation or other notice to the purchaser stating that the purchaser is subject to the same restrictions on offers and sales as the Subscriber pursuant to Section 903(c)(2)(iv) of Regulation S; and (viii) none of the Subscriber, its affiliates or persons acting on their behalf have conducted and shall not conduct any "directed selling efforts" as that term is defined in Rule 902(b) of Regulation S, nor has the Subscriber, its affiliates or persons acting on their behalf have conducted any general solicitation relating to the offer and sale of any of the Securities in the United States or elsewhere.

                           (b) Beneficial Owner. Subscriber is purchasing the
                  Securities for its own account or for the account of beneficiaries for whom Subscriber has full investment discretion with respect to the Securities and whom Subscriber has full authority to bind, so that each such beneficiary is bound hereby as if such beneficiary were a direct Subscriber hereunder and all representations, warranties and agreements herein were made directly by such beneficiary.



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                           (c) Directed Selling Efforts. Subscriber will not
                  engage in any activity for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for any of the Securities sold hereunder. To the best knowledge of the Subscriber, neither the Company nor any person acting for the Company has conducted any "directed selling efforts" as that term is defined in Rule 902 of Regulation S.

                           (d) Short Position. Neither Subscriber nor any of its
                  affiliates will directly or indirectly maintain any short position in any securities of the Company until after the end of the Restricted Period.

                           (e) Independent Investigation. Subscriber in electing
                  to subscribe for the Securities hereunder, has relied solely upon the representations and warranties of the Company set forth in this Agreement and on independent investigation made by it and its representatives, if any, and Subscriber has been given no oral or written representations or assurance from the Company or any representation of the Company other than as set forth in this Agreement or in a document executed by a duly authorized representative of the Company making reference to this Agreement.

                           (f) No Government Recommendation or Approval.
                  Subscriber understands that no United States federal or state agency, or similar agency of any other country, has passed upon or made any recommendation or endorsement of the Company, this transaction or the purchase of the Securities.

         3.       The Company Represents, Covenants and Warrants the following:

                           (a) Reporting Company Status. The Company is a
                  corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and is duly qualified as a foreign corporation in all jurisdictions in which the failure to so qualify would have a material adverse effect on the Company and its subsidiaries taken as a whole. The Company is a "Reporting Issuer" as defined by Rule 902 of Regulation S. The Company has registered its Common Stock pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the Common Stock is listed and trades on the NASDAQ Small Cap Market. The Company has filed all material required to be filed pursuant



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                  to all reporting obligations under either Section 13(a) or
                  15(d) of the Exchange Act for a period of at least twelve (12) months immediately preceding the offer or sale of the Securities (or for such shorter period that the Company has been required to file such material).

                           (b) Concerning the Securities. The issuance, sale and
                  delivery of the Securities and the shares of Common Stock issuable upon the conversion or exercise thereof are within the Company's corporate powers and have been duly authorized by all required corporate action on the part of the Company and its stockholders and when such securities are issued, sold and delivered in accordance with the terms hereof and the Securities for the consideration expressed herein and in the Securities, such securities will be duly and validly issued, fully paid and nonassessable. There are no preemptive rights of any shareholders of the Company.

                           (c) Offshore Transaction. The Company has not offered
                  or sold the Securities to any person in the United States, or, to the best knowledge of the Company, any identifiable groups of U.S. citizens abroad, or any U.S. person as that term is defined in Regulation S. At the time the buy order for the Securities was originated the Company and/or its agents reasonably believed Subscriber was outside the United States and was not a U.S. person.

                           (d) Prearranged Sale. The Company and/or its agents
                  believe that the transaction contemplated hereby has not been pre-arranged with a buyer in the United States.

                           (e) No Directed Selling Efforts. The Company has not
                  conducted any "directed selling efforts" as that term is defined in Rule 902 of Regulation S nor has Company conducted any general solicitation relating to the offer and sale of the Securities to persons resident within the United States or any other U. S. person as that term is defined in Rule 902 of Regulation S.

                           (f) Subscription Agreement. This Agreement has been
                  duly authorized, validly executed and delivered on behalf of the Company and is a valid and binding agreement enforceable against the Company in accordance with its terms, subject to general principles of equity and to



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                  bankruptcy or other laws affecting the enforcement of
                  creditors' rights generally.

                           (g) Non-contravention. The execution and delivery of
                  this Agreement and the consummation of the issuance of the Securities and the transactions contemplated by this Agreement and the Securities do not and will not conflict with or result in a breach by the Company of any of the terms or provisions of, or constitute a default under, the articles of incorporation or by-laws of the Company, or any indenture, mortgage, deed of trust, or other material agreement or instrument to which the Company is a party or by which it or any of its properties or assets are bound, or any existing applicable law, rule or regulation of the United States of any State thereof or any applicable decree, judgment or order of any Federal or State court, Federal or State regulatory body, administrative agency or other United States governmental body having jurisdiction over the Company or any of its properties or assets.

                           (h) No Default. The Company is not in default in the
                  performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust or other material instrument or agreement to which it is a party or by which it or its property may be bound; and neither the execution, nor the delivery by the Company, nor the performance by the Company of its obligations under this Agreement or the Securities will conflict with or result in the breach or violation of any of the terms or provisions of, or constitute a default or result in the creation or imposition of any lien or charge on any assets or properties of the Company under, any material indenture, mortgage, deed of trust or other material agreement or instrument to which the Company is a party or by which it is bound or any statute or the Certificate of Incorporation or Bylaws of the Company, or any decree, judgment, order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or its properties.

                           (i) SEC Filings. None of the Company's filings with
                  the Securities and Exchange Commission since January 1, 1995 contains any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statement therein in fight of the circumstances under which they were made, not misleading. The Company has since January 1, 1995 timely filed all requisite forms,



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                  reports and exhibits thereto with the Securities and Exchange
                  Commission and, as of the date hereof, there are no filings due to be filed with the Securities and Exchange Commission which have not been so filed.

         4. Reliance on Representations. The Subscriber understands that the offer and sale of the Securities are not being registered under the Act. The Company and the Subscriber are relying on the rules governing offers and sales made outside the United States pursuant to Regulation S.

         5.       Covenants of the Company.

                           (a) The certificate representing the shares of Common
                  Stock into which the Securities are converted after the Restricted Period shall not bear a legend. Upon conversion of the Securities in accordance with their terms, the Company will issue one or more certificates representing the appropriate number of shares of Common Stock of the Company issuable upon such conversion in the name of Subscriber without a restrictive legend and in such denominations as may be specified by Subscriber at the time of conversion. The Company further agrees that no instructions other than these instructions, and instructions for a "stop transfer" until the end of the Restricted Period, have been or will be given to the transfer agent and also agrees that the Common Stock shall be freely transferable on the books and records of the Company subject to compliance with Federal and State securities laws and the terms of the Securities and this Agreement.

                           (b) The Company shall comply with all applicable
                  securities laws with respect to the sale of the Securities, including but not limited to the filing of all reports required to be filed in connection therewith with the Securities and Exchange Commission or any stock exchange or the Nasdaq SmallCap Market or any other regulatory authority during the time the Securities are outstanding.

         6. Right of First Refusal. The Subscriber hereby agrees that, in the event the Subscriber bona fide intends to sell, assign, transfer, pledge or hypothecate (any of which being a "sale") any of the Securities or the shares of Common Stock, par value $.01 per share, of the Company into which any Securities have been converted, the Subscriber will first offer to sell such shares (the "Offered Shares") to the Company on the identical terms and conditions as those to be offered by the Subscriber. This offer (the



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                  "Offering Notice") shall be in writing and shall contain all of the terms and conditions pertaining to the sale of the Offered Shares, including, in any case other than an open-market sale of the Offered Shares, the name and address of the purchaser. In the case of an open-market sale of the Common Stock received upon conversion of the Securities by the Subscriber, the price per Offered Share shall be set at the average closing bid price of the Company's Common Stock on the five trading days preceding receipt by the Company of the Offering Notice. The Offering Notice shall be deemed to be an offer by the Subscriber to sell the Offered Shares, and the Company for a period of two business days after receipt of the Offering Notice shall have a right of first refusal to purchase the Offered Shares at the price and upon the other terms stated in the Offering Notice. All acceptances of Offered Shares shall be effected by notice (an "Acceptance Notice") given to the Subscriber. The closing of the sale of the Offered Shares pursuant to the exercise of the first refusal rights granted by this Section 6 shall occur within five days after the date of the Acceptance Notice. Any Offered Shares not purchased pursuant to the above right of first refusal shall then offered pursuant to the identical terms and conditions contained in the Offering Notice.

         7. Amendment to Regulation S. The Subscriber agrees that, notwithstanding any other provision of this Agreement, the Securities, in the event that subsequent to the date of this Agreement, there becomes effective amendments to or repeal of Regulation S and such amendments or repeal are effective with respect to the transactions contemplated hereby or to the resale of the Common Stock received by the Subscriber upon the conversion of the Securities, (i) the Company shall take all actions which in the reasonable opinion of counsel of the Company are necessary to cause the Company to comply with the amended provisions of Regulation S, (ii) the Company shall not be required to take any action pursuant to the terms of this Agreement and the Securities which may be inconsistent with or cause the Company to violate the provisions of Regulation S as amended and (iii) the Company shall not be deemed to have violated any of the terms or conditions of this Agreement or the Securities and shall not be liable to the Subscriber for any actions thereby taken by the Company to render the Company in compliance with Regulation S, as amended. In furtherance of and not in limitation of the foregoing, in the event that a subsequent amendment of Regulation S results in a lengthening of the restricted period beyond the 40 day period set forth in
                  Section 903(c)(2) of Regulation S, and



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                  such amendment is applicable to the sale of the Securities or the shares of Common Stock receivable upon conversion of the Securities, the "Restricted Period" set forth in Section 2(a) hereof shall be deemed to be increased accordingly.

         8. Resales. Subscriber acknowledges and agrees that the Securities may only be resold (a) in compliance with Regulation S; (b) pursuant to a Registration Statement under the Act; or (c) pursuant to an exemption from registration under the Act other than Regulation S.

         9. Confidentiality. Each of the Company and the Subscriber agrees to keep confidential and not to disclose to or use for the benefit of any third party the terms of this Agreement or any other information which at any time is communicated by the other party as being confidential without the prior written approval of the other party; provided, however, that this provision shall not apply to information which, at the time of disclosure, is already part of the public domain (except by breach of this Agreement) and information which is required to be disclosed by law.

         10. Indemnification. Each of the Company and the Subscriber agrees to indemnify the other and to hold the other harmless from and against any and all losses, damages, liabilities, costs and expenses (including reasonable attorneys' fees) which the other may sustain or incur in connection with the breach by the indemnifying party of any representation, warranty or covenant made by it in this Agreement.

         11. Notices. Any notice to be given or to be served upon any party to this Agreement in connection with this Agreement must be in writing and will be deemed to have been given and received upon confirmed receipt, if sent by facsimile, or two (2) days after it has been submitted for delivery by Federal Express or an equivalent carrier, charges prepaid and addressed to the following addresses with a confirmation of delivery:

                  If to the Company, to:

                  MEHL/Biophile International Corporation
                  4127 N.W. 27th Lane
                  Gainesville, Florida  33066
                  Attention:  David Fowler



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                  With a copy to:

                  Bingham Dana Murase
                  399 Park Avenue
                  New York, NY  10022
                  Attention:  Alan J. Bernstein, Esq.

                  If to the Subscriber, to:

                  Pacific Advisors Ltd.
                  P.O. Box N8174
                  Nassau, Bahamas

                  With a copy to:

                  Atlas Pearlman Trop & Borkson
                  200 East Las Olas Boulevard
                  Fort Lauderdale, Florida  33301
                  Attention:  James Schneider

                  Any party may, at any time by giving notice to the other party, designate any other address in substitution of an address established pursuant to the foregoing to which such notice will be given.

         12. Multiple Counterparts. This Agreement may be executed in several counterparts, each of which will be deemed to be an original but all of which will constitute one in the same instrument. However, in enforcing any party's rights under this Agreement it will be necessary to produce only one copy of this Agreement signed by the party to be charged.

         13. Governing Law. This Agreement will be construed and enforced in accordance with and governed by the laws of the State of Delaware, except for matters arising under the Act, without reference to principles of conflicts of law. Each of the parties consents to the jurisdiction of the federal courts whose districts encompass any part of the State of Delaware or the state courts of the State of Delaware in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens, to the bringing of any such proceeding in such



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                  jurisdictions. Each party hereby agrees that if another party to this Agreement obtains a judgment against it in such a proceeding, the party which obtained such judgment may enforce same by summary judgment in the courts of any country having jurisdiction over the party against whom such judgment was obtained, and each party hereby waives any defenses available to it under local law and agrees to the enforcement of such a judgment. Each party to this Agreement irrevocably consents to the service of process in any such proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to such party at its address set forth herein. Nothing herein shall affect the right of any party to serve process in any other manner permitted by law.




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                  The undersigned acknowledges that this Agreement shall not be effective unless and until accepted by the Company as indicated below.

Dated this 11th day of December, 1997.


                                        PACIFIC ADVISORS LTD.


                                        By:  /s/ Robert Zara
                                            Name: Robert Zara
                                            Title:Director/President


                  THIS SUBSCRIPTION IS ACCEPTED BY THE COMPANY ON THE 11th DAY OF DECEMBER, 1997.

                                        MEHL/BIOPHILE INTERNATIONAL
                                        CORPORATION


                                        By:  /s/ David Fowler
                                            David Fowler
                                            Executive Vice President




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